UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2018

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 2, 2018, General Communication, Inc. (“GCI” or the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which GCI has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the GCI 401(k) Plan (the “Plan”), of which the Company is a sponsoring employer, that is expected to begin sometime during the week of March 5, 2018 and end sometime during the week following the Reorganization (as defined below), the Company is imposing a SOX blackout period that is expected to begin sometime during the week of March 5, 2018 and end sometime during the week following the Reorganization.  During these weeks, Covered Persons may obtain, without charge, the actual beginning and ending dates of the SOX blackout period by contacting the persons listed below.  The blackout period under the Plan is needed in connection with a series of proposed transactions, through which Liberty Interactive Corporation (“Liberty”) will acquire GCI through a reorganization in which certain assets and liabilities attributed to Liberty’s Ventures Group will be contributed to GCI in exchange for a controlling interest in GCI (the “Reorganization”), followed by Liberty effecting a split-off of its controlling interest in the combined company (to be named GCI Liberty, Inc.) to the holders of Liberty Ventures common stock in full redemption of all outstanding shares of Liberty Ventures common stock (the “Split-Off”). These transactions, including the Reorganization and the Split-Off, are subject to the satisfaction or waiver of various conditions.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of (i) Liberty relating to Liberty’s Liberty Ventures tracking stock, including common stock and stock options, and (ii) GCI, including its common stock. There are limited exclusions and exemptions from this rule.  Further, the above prohibition is in addition to other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy and any administrative blackout related to the Company’s online incentive award platform.

The Company received notice of the Plan blackouts required by the Employment Retirement Income Security Act of 1974 on February 2, 2018, and provided the SOX blackout notice to the Covered Persons on the same day.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Tina Pidgeon or David Hymas in the Legal Department by telephone at 907-868-5600 or by mail at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503. During the SOX blackout period and for up to two years thereafter, stockholders of the Company and other interested persons may obtain, without charge, the actual beginning and ending dates of the SOX blackout period by contacting the persons identified above.

Item 5.07. Submission of Matters to a Vote of Security Holders.

GCI held a special meeting of shareholders on February 2, 2018. The following matters were each submitted to a vote of shareholders through the solicitation of proxies or otherwise:

Proposal No. 1 - Reorganization Agreement Proposal

To approve the adoption of the Agreement and Plan of Reorganization, dated as of April 4, 2017 (as may be amended from time to time, the “Reorganization Agreement”) among GCI, Liberty, and Liberty Interactive LLC, a direct wholly-owned subsidiary of Liberty (“Liberty LLC”) and the transactions contemplated thereby.

Proposal No. 2 - Restated GCI Liberty Articles Proposal

To approve the adoption of the amended and restated articles of incorporation of GCI to, among other things, change the name of GCI to “GCI Liberty, Inc.” (“GCI Liberty”), effect the reclassification of GCI’s capital stock and provide for the terms of the auto conversion, as such terms are defined in the joint proxy statement/prospectus, dated as of December 26, 2017, that was delivered to the Company’s shareholders with the Notice of Special Meeting of Shareholders (the “joint proxy statement/prospectus”).

Proposal No. 3 - Share Issuance Proposal

To approve the issuance of shares of GCI Liberty Class A common stock ("GLIBA"), no par value, and shares of GCI Liberty Class B common stock, no par value ("GLIBB"), to Liberty LLC in connection with the contribution (as such term is defined in the joint proxy statement/prospectus), which will be equal to the number of shares of Series A Liberty Ventures common stock and Series B Liberty Ventures common stock, respectively, outstanding on the date of the contribution.

Proposal No. 4 - GCI Compensation Proposal

To approve, by advisory (nonbinding) vote, the compensation that may be paid or become payable to the named executive officers of GCI in connection with the transactions contemplated by the Reorganization Agreement and the approval of the following resolution:

RESOLVED, that the compensation that may be paid or become payable to the named executive officers of General Communication, Inc. in connection with the Transactions, as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of the joint proxy statement/prospectus entitled “GCI Proposals - GCI Proposal 4: The GCI Compensation Proposal” including the footnotes to the table and the associated narrative discussion, and the agreements and plans pursuant to which such compensation may be paid or become payable, is hereby APPROVED.

The voting results from the special meeting on the proposals stated above are as follows:

Proposal No. 1 - Reorganization Agreement Proposal

Item	Votes For	Votes Against	Votes Withheld	Abstentions
Class A (voting separately as a class)	27,794,862	3,640	—	182,041
Class B (voting separately as a class)	30,241,490	710	—	6,960
Class A and Class B (voting together as a single class)	58,036,352	4,350	—	189,001

Proposal No. 2 - Restated GCI Liberty Articles Proposal

Item	Votes For	Votes Against	Votes Withheld	Abstentions
Class A (voting separately as a class)	27,796,519	3,722	—	180,302
Class B (voting separately as a class)	30,241,490	710	—	6,960
Class A and Class B (voting together as a single class)	58,038,009	4,432	—	187,262

Proposal No. 3 - Share Issuance Proposal

Item	Votes For	Votes Against	Votes Withheld	Abstentions
Class A and Class B (voting together as a single class)	58,027,216	8,318	—	194,169

Proposal No. 4 - GCI Compensation Proposal

Item	Votes For	Votes Against	Votes Withheld	Abstentions
Class A and Class B (voting together as a single class)	57,678,916	168,054	—	382,733

Because none of the proposals before the special meeting were “routine” matters, there were no broker non-votes occurring in connection with any of the proposals at the special meeting.

Because sufficient votes were represented at the special meeting, in person or by proxy, to approve Proposal Nos. 1 through 3, a vote was not taken at the special meeting to authorize the adjournment of the special meeting by the Company to permit further solicitation of proxies.

Item 8.01. Other Events.

On February 2, 2018, Liberty and GCI issued a joint press release announcing the results of their respective special meeting of stockholders, and that GCI has filed its restated articles of incorporation with the Commissioner of the Department of Commerce, Community, and Economic Development of the State of Alaska. The press release is being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and is hereby incorporated by reference into this Item 8.01.

Furthermore, as previously reported, in accordance with the terms of the Reorganization Agreement, and subject to certain conditions set forth therein, GCI Liberty intends to authorize and issue GLIBA, GLIBB, and GCI Liberty Series A Cumulative Redeemable Preferred Stock (“GLIBP”) at the time of the auto conversion, and each stock is expected to be listed on the Nasdaq Global Select Market under the symbols “GLIBA,” “GLIBB,” and “GLIBP,” respectively. It is expected that each of GLIBA, GLIBB and GLIBP will begin trading on the first trading day following the Split-Off. GCI Liberty cannot predict the trading prices for its capital stock when such trading begins.

Forward-looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed transactions between Liberty and GCI, the issuance and listing of shares of GLIBA, GLIBB and GLIBP on the Nasdaq Global Select Market and the first trading day of GLIBA, GLIBB and GLIBP. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI, including its most recent Forms 10-K and 10-Q, for additional information about GCI and about the risks and uncertainties related to GCI’s business which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of Liberty’s tracking stocks. The offer and issuance of shares in the proposed transactions will only be made pursuant to GCI’s effective registration statement. Liberty stockholders, GCI shareholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI investors can access additional information at ir.gci.com.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated February 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: February 7, 2018

	By	/s/ Peter Pounds
Name: Peter Pounds
Title: Senior Vice President,
Chief Financial Officer
and Secretary
(Principal Financial Officer)